                                  EXHIBIT 10.3



                      STOCK AND WARRANT PURCHASE AGREEMENT


         THIS STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of the 27th day of June, 1997, by and between Applied Digital Access, Inc., a California corporation (the "Company"), and Northern Telecom Limited, a corporation incorporated under the laws of Canada ("Nortel").

         WHEREAS, the Company and Nortel are contemporaneously entering into that certain Asset Purchase Agreement dated the date hereof (the "Asset Purchase Agreement") pursuant to which Nortel has agreed to sell and the Company has agreed to buy certain assets of Nortel (the "Transferred Assets").

         WHEREAS, the Company has agreed to issue to Nortel, and Nortel has agreed to acquire, (i) a warrant to purchase 150,000 shares of the Company's Common Stock, in substantially the form attached hereto as Exhibit A (the "Warrant") in partial consideration of the purchase price of the assets acquired pursuant to the Asset Purchase Agreement and (ii) shares of the Company's Common Stock (the "Common Stock") (at the Company's discretion pursuant to the Asset Purchase Agreement).

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Purchase and Sale of Shares and Warrant.

            1.1 Sale and Issuance of Shares and Warrant.

                (a) Warrant. Subject to the terms and conditions of this Agreement and the Asset Purchase Agreement and in consideration of the transfer of certain assets by Nortel under the Asset Purchase Agreement to the Company at the Closing, the Company agrees to sell and issue to Nortel the Warrant at the Closing. The sale and issuance of the Warrant will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and such Warrant is being issued in reliance on exemptions from registration under the Securities Act.

                (b) Shares of Common Stock. Subject to the terms and conditions of this Agreement and the Asset Purchase Agreement, the Company agrees to sell and issue to Nortel shares of Common Stock as follows:

                    (i) In the event the Company determines to pay all or a portion of the amount due on or before July 15, 1997 pursuant to Sections 2.5(c) and 2.7 of the Asset Purchase Agreement in shares of Common Stock (such amount determined to be paid in shares of Common Stock, the "First Installment Amount"), the Company shall issue to Nortel the number of shares (the "First Installment Shares") of the Common Stock equal to the First Installment Amount or portion thereof, as the case may be, divided by the weighted average closing price of the Common Stock as reported on the Nasdaq National Market for all of the trading days of the calendar quarter ending

June 30, 1997. The Company shall deliver to Nortel the First Installment Shares (free and clear of all liens, claims and other encumbrances except as otherwise provided herein and in the Registration Rights Agreement dated as of June 27, 1997 between the Company and Nortel (the "Registration Rights Agreement")) on or before July 15, 1997, along with documentation of the First Installment Amount, the weighted average closing price of the quarter ending June 30, 1997 and the calculation made to determine the number of First Installment Shares issued.

                    (ii) In the event the Company determines to pay all or a portion of the amount due on or before October 15, 1997 pursuant to Sections 2.5(c) and 2.7 of the Asset Purchase Agreement in shares of Common Stock (such amount determined to be paid in shares of Common Stock, the "Second Installment Amount"), the Company shall issue to Nortel the number of shares (the "Second Installment Shares") of the Common Stock equal to the Second Installment Amount or portion thereof, as the case may be, divided by the weighted average closing price of the Common Stock as reported on the Nasdaq National Market for all of the trading days of the calendar quarter ending September 30, 1997. The Company shall deliver to Nortel the Second Installment Shares (free and clear of all liens, claims and other encumbrances except as otherwise provided herein and in the Registration Rights Agreement) on or before October 15, 1997, along with documentation of the Second Installment Amount, the weighted average closing price of the quarter ending September 30, 1997 and the calculation made to determine the number of Second Installment Shares issued.

                    (iii) In the event the Company determines to pay all or a portion of the amount due on or before January 15, 1998 pursuant to Sections 2.5(c) and 2.7 of the Asset Purchase Agreement in shares of Common Stock (such amount determined to be paid in shares of Common Stock, the "Third Installment Amount"), the Company shall issue to Nortel the number of shares (the "Third Installment Shares", and collectively, with the First Installment Shares and the Second Installment Shares, the "Shares) of the Common Stock equal to the Third Installment Amount or portion thereof, as the case may be, divided by the weighted average closing price of the Common Stock as reported on the Nasdaq National Market for all of the trading days of the calendar quarter ending December 31, 1997. The Company shall deliver to Nortel the Third Installment Shares (free and clear of all liens, claims and other encumbrances except as otherwise provided herein and in the Registration Rights Agreement) on or before January 15, 1998, along with documentation of the Third Installment Amount, the weighted average closing price of the quarter ending December 31, 1997 and the calculation made to determine the number of Third Installment Shares issued.

                    (iv) The sale and issuance of the Shares, if any, will not be registered under the Securities Act and such Shares, if any, will be issued in reliance on exemptions from registration under the Securities Act; provided that if notwithstanding the accuracy of the representations of Nortel set forth herein, the issuance of any Shares requires registration with or approval of any governmental authority under Federal or state law before such Shares may be issued upon exercise thereof, the Company shall, at its expense and as expeditiously as possible, either cause such Shares to be duly registered or approved, as the case may be or the Company shall pay the First Installment Amount, the Second Installment Amount or the Third Installment Amount, as the case may be, in cash.

            1.2 Closing. The closing for the purchase and sale of the Warrant shall take place as set forth in the Asset Purchase Agreement (the "Closing"), at which time the Company shall deliver to Nortel the Warrant. Nortel shall deliver to the Company a bill of sale for the Transferred Assets.

            1.3 Subsequent Closings. The closing for the sale and issuance by the Company to Nortel of each of the First Installment Shares, the Second Installment Shares and the Third Installment Shares, if any and as applicable, shall take place on or before the respective due date set forth in Section 1.1(b) above at such time and place as the Company and Nortel mutually agree upon orally or in writing (each such time and place being designated a "Subsequent Closing"). At each Subsequent Closing, the Company shall deliver to Nortel a certificate representing the number of Shares being issued and the other documentation referred to in Subsection 1.1(b).

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to Nortel that:

            2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would be reasonably expected to have a material adverse effect on the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company, taken as a whole (a "Material Adverse Effect"). Except as disclosed in the SEC Filings (as defined herein), the Company has no subsidiaries.

            2.2 Authorization. The Company has all requisite corporate power and authority: (i) to execute, deliver and perform its obligations under this Agreement; (ii) to issue the Warrant, the Warrant Shares (as defined below) and the Shares in the manner and for the purposes contemplated by this Agreement and the Asset Purchase Agreement; and (iii) to execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by it pursuant to or in connection with this Agreement, including, without limitation, the Registration Rights Agreement. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and such other agreements and instruments, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Warrant, the Warrant Shares (as defined below) and the Shares hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (y) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (z) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

            2.3 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof and the Asset Purchase Agreement will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of Nortel in this Agreement, the Shares will be issued in compliance with all applicable United States federal and state securities laws.

            2.4 Valid Issuance of Warrant Shares. The shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"), when issued, sold and delivered in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of Nortel in this Agreement, the Warrant Shares will be issued in compliance with all applicable United States federal and state securities laws.

            2.5 SEC Reports. The Company has heretofore filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an Annual Report on Form 10- K for the year ended December 31, 1996 and a Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (collectively, the "SEC Filings"). None of the SEC Filings contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements made, at the time and in light of the circumstances under which they were made, not misleading. Since December 31, 1996, the Company has timely filed with the SEC all SEC Filings and all such SEC Filings complied with all applicable requirements of the Securities Act and the Exchange Act, as applicable, and the rules thereunder. The audited financial statements of the Company included or incorporated by reference in the SEC Filings and the unaudited financial statements contained in the SEC Filings each have been prepared in accordance with such acts and rules and with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated therein and with each other, except as may be indicated therein or in the notes thereto and except that the unaudited interim financial statements may not contain all footnotes and adjustments required by United States generally accepted accounting principles, and fairly present the financial condition of the Company as of the dates thereof and the results of its operations and statements of cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal year-end adjustments. Except as reflected in such financial statements, the Company has no material liabilities, absolute or contingent, other than ordinary course liabilities incurred since the date of the last such financial statements in connection with the conduct of the business of the Company.

            2.6 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and of the transactions contemplated hereby will not result in any violation of or constitute, with or without the passage of time and the giving of notice, either a default, breach or violation under any provision of the Company's Articles of Incorporation or Bylaws, any instrument or agreement of any kind to which the Company is bound, any judgment, decree, order or award of any court, governmental body or arbitrator to which the Company is a party or any law, rule or regulation applicable to the Company (in each case, if such default, breach or violation would materially and adversely affect the business, assets, prospects, operations or financial condition of the Company, the ability of the Company to perform its obligations under the Asset Purchase Agreement, this Agreement or the Warrant or the validity or enforceability of the Asset Purchase Agreement, this Agreement or the Warrant). No party to any material contract included as an exhibit to the SEC Filings (or incorporated by reference therein) would be authorized or permitted to terminate its obligations thereunder by reason of the execution and delivery of this Agreement or any of the transactions contemplated herein.

            2.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any United States federal, state or local governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery and performance of this Agreement, except for any filings under any applicable United States state or foreign securities laws. The filings under United States state securities laws, if any, will be effected by the Company at its cost within the applicable stipulated statutory period.

            2.8 Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement, or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

            2.9 SEC Filings. The SEC Filings correctly set forth, to the extent required under the Securities Act and the Exchange Act, as applicable, and the rules thereunder, as of the date thereof (before giving effect to this Agreement and the issuance of the Warrant), the authorized and outstanding shares of the Common Stock and other securities of the Company (specifying the type, class or series of all such Common Stock and other securities and whether such Common Stock and other securities are voting or non-voting) and all options, warrants and other rights to purchase any Common Stock and other securities of the Company, together with descriptions of the terms thereof. All such outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. There are no obligations (contingent or otherwise) of the Company to repurchase or otherwise acquire or retire any shares of its Common Stock or other securities (or options to purchase the same) and there are no preemptive rights, subscription rights, or other contractual rights similar in nature to preemptive rights with respect to any Common Stock of the Company. The Company has reserved from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares and the Shares.

         3. Representations and Warranties of Nortel. Nortel hereby represents and warrants that:

            3.1 Organization. Nortel is a corporation duly organized and validly existing under the laws of Canada.

            3.2 Authorization. Nortel has all requisite corporate power and authority (i) to execute, deliver and perform its obligations under this Agreement; and (ii) to execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by it pursuant to or in connection with this Agreement including, without limitation, the Registration Rights Agreement. All corporate action on the part of Nortel, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and such other agreements and instruments and the performance of all obligations of Nortel hereunder and thereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of Nortel, enforceable in accordance with its terms, except (y) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (z) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

            3.3 Purchase Entirely for Own Account. This Agreement is made with Nortel in reliance upon Nortel's representation to the Company, which by execution of this Agreement Nortel hereby confirms, that the Warrant, the Warrant Shares and the Shares to be received by Nortel will be acquired for investment for Nortel's own account (or for the account of an Affiliate (as defined below)), not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Nortel has no present intention of selling, granting any participation in, or otherwise distributing the Warrant, the Warrant Shares or the Shares in violation of the Securities Act or the California Corporate Securities Law of 1968; provided that (subject to Section 6.1) Nortel's representations and warranties herein are without prejudice to its right at all times to sell or otherwise dispose of all or any part of the Warrant, the Warrant Shares or the Shares under the Securities Act, or in a transaction exempt from the registration requirements of the Securities Act, including a transaction pursuant to Rule 144. By executing this Agreement, Nortel further represents that Nortel has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Warrant, the Warrant Shares or the Shares.

            3.4 Investment Experience. Nortel acknowledges that it is able to fend for itself and to bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant, the Warrant Shares and the Shares.

            3.5 Representations as to Certain Matters Relating to the Warrant, the Warrant Shares and the Shares.

                (i) Nortel understands that no U. S. or Canadian, federal or state agency has passed on or made any recommendation or endorsement of the Warrant, the Warrant Shares or the Shares.

                (ii) Nortel acknowledges that, in making the decision to purchase the Warrant, the Warrant Shares and the Shares, it has relied solely upon independent investigations made by it and not upon any representations made by the Company with respect to the Company, the Warrant, the Warrant Shares or the Shares.

                (iii) Nortel understands that the Warrant, the Warrant Shares and the Shares are being offered and sold to it in reliance on specific exemptions or non- application from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of Nortel set forth herein in order to determine the applicability of such exemptions and the suitability of Nortel to acquire the Warrant, the Warrant Shares and the Shares.

            3.6 Accredited Investor. Nortel is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

            3.7 Restricted Securities. Nortel understands that the Warrant, the Warrant Shares and the Shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Warrant, the Warrant Shares and the Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Nortel represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

            3.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, Nortel further agrees not to make any disposition of all or any portion of the Warrant, the Warrant Shares or the Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by Sections 3.8 and 6.1 (except that Sections 3.8 and 6.1 shall not apply to a transferee in a registered public offering or a sale under Rule 144 or as provided in Section 7) of this Agreement and the Registration Rights Agreement, and:

                (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (b) (i) Nortel shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition (to the extent required for purposes of securities law compliance), and (ii) Nortel shall have furnished the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act.

            3.9 Legends. It is understood that the Warrants and the certificates evidencing the Shares and the Warrant Shares may bear one or all of the following legends:

                (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                (b) "These securities are subject to certain additional transfer restrictions contained in a certain Stock and Warrant Purchase Agreement dated as of June 27, 1997 as amended from time to time, a copy of which may be obtained from the corporation without charge."

                (c) Any legend required by the laws of any other jurisdiction.

                To the extent that such legends are no longer applicable, the Company shall cause its transfer agent to remove the legends upon request by Nortel.

            3.10 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Nortel in connection with Nortel's valid execution, delivery and performance of this Agreement or the Registration Rights Agreement or the issuance of the Warrant, the Warrant Shares or the Shares, except for any filings under any applicable United States state securities laws regarding Nortel's execution, delivery and performance of this Agreement, which notice shall have been given prior to the Closing.

         4. Conditions of Nortel's Obligations at Closing and at Subsequent Closings. The obligations of Nortel under Subsections 1.1(a) and (b) of this Agreement are subject to the fulfillment on or before the Closing or any Subsequent Closing, as the case may be, of each of the following conditions, the waiver of which shall not be effective without the consent of Nortel thereto:

            4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing, or any Subsequent Closing, as the case may be, with the same effect as though such representations and warranties had been made on and as of the date of such Closing, or any Subsequent Closing, as the case may be.

            4.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, or any Subsequent Closing, as the case may be.

            4.3 Compliance Certificate. An officer of the Company shall have delivered to Nortel a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

            4.4 Qualifications. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Warrant or the Shares, as the case may be, pursuant to this Agreement, or such offer and sale when made shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

            4.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing, or any Subsequent Closing, as the case may be, and all documents incident thereto shall be reasonably satisfactory in form and substance to Nortel and Nortel shall have received all such counterpart original and certified or other copies of such documents as Nortel may reasonably request.

            4.6 Agreements. The Company and Nortel shall have entered into the Asset Purchase Agreement, the Warrant and the Registration Rights Agreement.

            4.7 Conditions of Nortel's Obligations at Subsequent Closings. The obligations of Nortel under Subsection 1.1(b) are subject to the fulfillment on or before the applicable closing of each of the following additional conditions, the waiver of which shall not be effective without the consent of Nortel thereto: (a) all shares purchased at the applicable closing shall, when issued, sold and delivered, be duly and validly issued, fully paid and nonassessable;
(b) the offer and sale of the applicable shares shall comply with applicable federal and state securities laws; and (c) the Company shall have filed with the SEC all material reports required by the Exchange Act to be filed as of the date of the applicable closing.

            In the event any of the forgoing conditions are not fulfilled as of the time of any Subsequent Closing, then, unless such conditions are effectively waived by Nortel, the Company shall pay the First Installment Amount, the Second Installment Amount or the Third Installment Amount, as the case may be, in cash.

         5. Conditions of the Company's Obligations at Closing and at Subsequent Closings. The obligations of the Company under Subsections 1.1(a) and (b) of this Agreement are subject to the fulfillment on or before the Closing, or any Subsequent Closing, as the case may be, of each of the following conditions, the waiver of which shall not be effective without the consent of the Company thereto:

            5.1 Representations and Warranties. The representations and warranties of Nortel contained in Section 3 shall be true on and as of the Closing, or any Subsequent Closing, as the case may be, with the same effect as though such representations and warranties had been made on and as of the Closing, or any Subsequent Closing, as the case may be.

            5.2 Performance. Nortel shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, or any Subsequent Closing, as the case may be.

            5.3 Compliance Certificate. An officer of Nortel shall have delivered to the Company a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled as of the date of Closing or Subsequent Closing, as the case may be.

            5.4 California Qualification. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale to Nortel of the Warrant or the Shares, as the case may be, pursuant to this Agreement, or such offer and sale when made shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

            5.5 Agreements. The Company and Nortel shall have entered into the Asset Purchase Agreement, the Warrant and the Registration Rights Agreement.

            5.6 Conditions of the Company's Obligations at Subsequent Closings. The obligations of the Company under Subsection 1.1(b) are subject to the fulfillment on or before the applicable closing of the following additional condition, the waiver of which shall not be effective without the consent of the Company thereto: the offer and sale of the applicable shares shall comply with applicable federal and state securities laws. In the event the foregoing condition is not fulfilled as of the time of any Subsequent Closing, then, unless such condition is effectively waived by the Company, the Company shall pay the First Installment Amount, the Second Installment Amount or the Third Installment Amount, as the case may be, in cash (in which event the Company shall reserve all rights to remedies for any unwaived breach of representation or covenant by Nortel as contemplated by Section 7.1).

         6. Covenants of The Parties.

            6.1 Transfer Restriction. Notwithstanding any rights under the Registration Rights Agreement, Nortel hereby agrees that without the prior written consent of the Company (which may be withheld in the Company's sole discretion), neither Nortel nor any affiliate (as defined in Rule 144 under the Securities Act promulgated by the SEC ("Affiliate")) shall, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (collectively, "Sell") (other than to donees who agree to be similarly bound) the Warrant or any of the Warrant Shares or any of the Shares, until twenty four (24) months following the date hereof, provided, however, that Nortel may Sell one-half (1/2) of the shares of the Company's Common Stock acquired pursuant to this Agreement (the "Acquired Shares") after twelve (12) months has elapsed from the date hereof subject to, without limitation, the following conditions and restrictions:

                (a) Nortel hereby grants to the Company and its Affiliates the right of first refusal to purchase any or all of the Acquired Shares that Nortel proposes to sell in a transaction or transactions involving a broker-dealer as intermediary, and grants to the Company and its Affiliates the right of first refusal to purchase all but not less than all of the Acquired Shares that Nortel proposes to sell in a transaction or transactions not involving a broker-dealer as intermediary. In the event Nortel proposes to Sell any of the Acquired Shares, it shall give the Company written notice of its intention describing the price and the general terms upon which Nortel proposes to Sell the Acquired Shares and a statement as to whether the sale will involve a broker-dealer as intermediary (the "Notice"). The Company shall have twenty (20) days after the Notice is effective to agree to purchase any or all of the Acquired Shares Nortel proposes to Sell, as applicable, for the price and upon the terms specified in the Notice by giving written notice to Nortel and stating therein the quantity of the Acquired Shares to be purchased in any case where the Company is entitled to purchase less than all of the Acquired Shares that Nortel proposes to sell. In the event the Company fails to exercise the right of first refusal within said twenty (20)-day period, Nortel shall have one hundred twenty
(120) days thereafter to sell or enter into an agreement (pursuant to which the sale of the Acquired Shares covered thereby shall be closed, if at all, within one hundred twenty (120) days from the date of said agreement) to sell any or all of the Acquired Shares with respect to which the Company's right of first refusal option set forth in this Section was not exercised, at a price and upon terms no more favorable to the purchaser or purchasers thereof than specified in the Notice. In the event Nortel has not sold within said one hundred twenty
(120)-day period or entered into an agreement to sell the Acquired Shares within said one hundred twenty (120)-day period (or sold the Acquired Shares in accordance with the foregoing within one hundred twenty (120) days from the date of said agreement), Nortel shall not thereafter issue or sell any of the Acquired Shares prior to the date twenty four (24) months after the date of acquisition of such Acquired Shares without first again offering such Acquired Shares to the Company in the manner provided in this Subsection.

                (b) In the event Nortel Sells any Acquired Shares as permitted hereunder, Nortel shall maintain an orderly market and shall not unduly disrupt the public market for shares of the Company's Common Stock in connection with any such sale.

                (c) Nortel shall comply with any and all federal, state and local securities and other applicable laws of the United States and Canada.

Notwithstanding the foregoing, transfers solely among Nortel Affiliates shall not be subject to the transfer restrictions set forth in this Subsection 6.1 provided the Nortel

Affiliate transferee agrees in writing to be bound by this Subsection 6.1. The transfer restrictions set forth in this Section 6.1 shall terminate in the event of a change of control affecting the Company. Control shall have the meaning set forth in the definition of Affiliates in the Asset Purchase Agreement. In order to enforce the foregoing covenant, the Company may impose legends and/or stop-transfer instructions with respect to the Warrant or the Warrant Shares or the Shares held by Nortel or any Nortel Affiliate (and such securities of every other person subject to the foregoing restriction).

         7. Miscellaneous.

            7.1 Survival of Warranties. The warranties, representations and covenants of the Company and Nortel contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing or any Subsequent Closing, as the case may be, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Nortel or the Company.

            7.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the securities sold or issued hereunder). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

            7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            7.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing by personal delivery to the party to be notified or by Federal Express or other overnight package delivery service or registered or certified mail, postage prepaid and addressed to the party to be notified at the following addresses, or at such other address as such party may designate by five (5) days' advance written notice to the other parties (with notice deemed given upon receipt):

                     If to the Company:

                     Applied Digital Access, Inc.
                     9855 Scranton Road
                     San Diego, California  92121
                     Attn:  President
                     Facsimile: (619) 623-2208

                     If to Nortel:

                     Northern Telecom Limited
                     8200 Dixie Road
                     Suite 100
                     Brampton, Ontario
                     L6T 5P6
                     Attn: Corporate Secretary and Assistant General Counsel
                     Facsimile: (905) 863-8386

            7.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each party agrees to indemnify and to hold harmless the other from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its officers, partners, employees, or representatives is responsible.

            7.8 Expenses; Attorney Fees. Irrespective of whether the Closing or any Subsequent Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Notwithstanding the foregoing, the Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Shares and the Warrant Shares and shall save and hold Nortel harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            7.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and/or Nortel, as applicable. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

            7.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            7.11 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties pertaining to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

            7.12 Arbitration Provisions. To the fullest extent permitted by applicable law, in the event of any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance or breach of this or any action taken by the Company or Nortel hereunder, or otherwise arising out of the execution or performance hereof, such controversy, dispute or claim shall be determined by arbitration conducted in the English language in San Francisco, California in accordance with the Rules for Large Complex Cases of the American Arbitration Association as in effect on the date that demand for such arbitration is filed with the American Arbitration Association. The parties to the arbitration shall attempt to select an arbitrator from such members. If the parties to the arbitration do not agree on the selection of an arbitrator within twenty (20) days after the date demand for the arbitration is filed, an arbitrator having such experience shall be selected in accordance with such Rules of the American Arbitration Association. The arbitrator shall set forth his or her determination in writing (which shall be sent to each party to such arbitration) and shall enumerate in reasonable detail the basis of his or her determination. No party to the arbitration may seek, and the arbitrator shall not award, punitive or exemplary damages. To the fullest extent permitted by applicable law, any judgment or award rendered by the arbitrator shall be final, conclusive and binding. Judgment may be entered on any final, unappealable arbitration award by any state or federal court having jurisdiction thereof. To the fullest extent permitted by applicable law, any controversy concerning whether a dispute is an arbitrable dispute or as to the interpretation or enforceability of this Section shall be determined by the arbitrator. The arbitration proceedings as well as the fact such proceedings occur, shall be kept confidential by the parties hereto and may only be disclosed to their personal representatives and advisors or as required by law and insofar as is necessary to confirm, correct, vacate or enforce the award. In the event of a breach of this provision, the arbitrator is expressly authorized to assess damages and each of the parties hereto consents to the expansion of the scope of arbitration for such purpose. The pendency of any arbitration under this Section shall not relieve any party hereto of its obligations under this Agreement. To the fullest extent permitted by applicable law, if the Company or Nortel shall resort to legal proceedings for injunctive or other similar relief pending the outcome of any such arbitration proceeding or prior to the initiation thereof, such party shall not be deemed to have waived its rights to cause such matter or any other matter to be referred to arbitration pursuant to this Section. The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable. The designation of a situs or a governing law for this Agreement or the arbitration shall not be deemed an election to preclude application of the Federal Arbitration Act if it would be applicable. The arbitrator shall have authority in his or her discretion to grant injunctive relief, award specific performance and impose sanctions upon any party to any such arbitration. The fees, expenses and charges of any such arbitration shall be allocated among the parties thereto in such manner as the arbitrator shall determine in his or her discretion. The provisions of the California Code of Civil Procedure Section 1283.05 are incorporated into this agreement to arbitrate.




                [Remainder of This Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



NORTEL:                                THE COMPANY:


NORTHERN TELECOM LIMITED,              APPLIED DIGITAL ACCESS, INC.,
  a Canadian corporation               a California corporation



By:                                    By:  /s/ JAMES L. KEEFE
    -----------------------------          -------------------------------------

Title:                                 Title:  Chief Financial Officer
       --------------------------             ----------------------------------


By:
    -----------------------------

Title:
       --------------------------











            [SIGNATURE PAGE TO STOCK AND WARRANT PURCHASE AGREEMENT]

                                    EXHIBIT A
                                     WARRANT

                  NEITHER THIS WARRANT NOR THE SHARES ISSUABLE
                   UPON THE EXERCISE OF THIS WARRANT HAVE BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933,
                AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER
                  THIS WARRANT NOR THE SHARES ISSUABLE UPON THE
                  EXERCISE OF THIS WARRANT MAY BE SOLD, OFFERED
                FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE
                   OF A REGISTRATION STATEMENT IN EFFECT WITH
                 RESPECT TO SUCH SECURITIES UNDER THE SECURITIES
                    ACT OF 1933, AS AMENDED, OR AN OPINION OF
                    COUNSEL SATISFACTORY TO THE COMPANY THAT
                   SUCH REGISTRATION IS NOT REQUIRED OR UNLESS
                    SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                    THIS WARRANT AND THE SHARES ISSUABLE UPON
                   THE EXERCISE OF THIS WARRANT ARE SUBJECT TO
                    CERTAIN ADDITIONAL TRANSFER RESTRICTIONS
                    CONTAINED IN A STOCK AND WARRANT PURCHASE
               AGREEMENT DATED AS OF JUNE 27, 1997 AS AMENDED FROM
                  TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED
                         FROM THE COMPANY AT NO CHARGE.


No. W -1                     Warrant to Purchase 150,000 Shares of Common Stock
                                                         (subject to adjustment)


                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                          APPLIED DIGITAL ACCESS, INC.

                Void after 5:00 P.M., PACIFIC TIME, JUNE 27, 2000

         This certifies that, for value received, NORTHERN TELECOM LIMITED, or its registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from APPLIED DIGITAL ACCESS, INC. (the "Company"), a California corporation, One Hundred Fifty Thousand (150,000) shares of the Common Stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term

"Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

         1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., U.S.A. Pacific Time, on June 27, 2000 (the "Exercise Period"), and shall be void thereafter.

         2. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be $12.00 (U.S. Dollars) per share of Common Stock, as adjusted from time to time pursuant to Section 11 hereof (such price as from time to time to be adjusted as hereinafter provided being hereinafter called the "Warrant Price").

         3. Exercise of Warrant.

            (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the purchase price of the shares to be purchased.

            (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter (and in any event promptly following delivery of the purchase price for the purchased shares if paid other than as provided in Section 4 below), the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall round the number of shares down to the nearest whole number of shares.

         4. Net Issuance.

            (a) In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 4 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock computed using the following formula:

         X = Y (A - B)
               -------
                A

         Where    X =     the number of shares of Common Stock to be delivered
                          to the Holder

                  Y =     the number of Converted Warrant Shares

                  A = the fair market value of one share of the Company's Common Stock on the Conversion Date (as defined below)

                  B = the per share exercise price of the Warrant (as adjusted to the Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

            (b) The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date.

            (c) For purposes of this Section 4, fair market value of a share of Common Stock on the Conversion Date shall be calculated in accordance with the formula set forth in the definition of "Market Price" in Section 11 hereof, except that in applying such formula, any references to dates as of or on which the "Market Price" is to be determined shall be deemed to be references to the applicable Conversion Date.

         5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. Rights of Holder. This Warrant shall not entitle Holder to any of the rights of a shareholder of the Company until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have been issued, as provided herein.

         7. Transfer of Warrant.

            (a) The Company maintains a register (the "Warrant Register") containing the names and addresses of the holders of warrants. The Holder of this Warrant, or any portion thereof, may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

            (b) The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

            (c) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

            (d) On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof. In the event of a partial transfer or assignment of this Warrant, a new Warrant, in substantially the form of this Warrant, evidencing the rights to purchase the number of shares so transferred or assigned, shall be issued to the transferee or assignee thereof and a new Warrant, in substantially the form of this Warrant, evidencing the rights to purchase the remaining number of shares, shall be issued to the then-registered Holder thereof.

         8. Reservation of Stock. The Company covenants that, during the Exercise Period, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares, and, from time to time, will take all steps necessary to amend its Articles of Incorporation (the "Articles") to provide sufficient reserves of the Warrant Shares. The Company further covenants that all Warrant Shares, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously), will be validly and legally issued, will be fully paid and nonassessable and will be free from preemptive rights of any kind. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares.

         9. Notices.

            (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

            (b) In case

                (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the earlier of the date therein specified or the date on which a record shall be taken for determining rights to vote or receive distributions in respect of such event.

            (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing by certified or registered mail, postage prepaid and addressed to the Holder at its registered address.

         10. Amendments; Waivers.

            (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 10 shall be binding upon each future holder of this Warrant and the Company.

            (b) No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         11. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

            (a) In the event that the outstanding shares of Common Stock shall be split, combined or consolidated, by dividend, reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation and the number of shares purchasable under this Warrant shall, concurrently with the effectiveness of such combination or consolidation, be proportionately adjusted. If there shall be effected any consolidation or merger of the Corporation with another corporation, or a sale of all or substantially all of the Corporation's assets to another corporation, and if the holders of Common Stock shall be entitled pursuant to the terms of any such transaction to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Warrant, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

            (b) Adjustment Upon Issuance of Common Stock. If at any time after the date hereof the Company shall issue or sell any shares of Common Stock (except on exercise of one or more of the Warrants or exercise of stock options or stock purchases under the Company's future or existing stock option or stock purchase plans) for a consideration per share less than the Market Price (as hereinafter defined) per share of Common Stock immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Price shall be adjusted by multiplying the Warrant Price as in effect immediately prior to the time of such issue or sale by a fraction, (i) the numerator of which shall be the sum of (A) the total number of shares of Common Stock outstanding immediately prior to such issue or sale, multiplied by the Market Price per share of Common Stock immediately prior to such issue or sale, and (B) the consideration received by the Company upon such issue or sale, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issue or sale multiplied by the Market Price immediately prior to such issue or sale.

            (c) Issuance of Rights, Warrants or Options. If at any time after the date hereof the Company shall grant, issue or sell (whether directly or by assumption in a merger or otherwise) any rights (other than rights issued pursuant to a stockholders' rights plan adopted by the Company pursuant to which the acquisition by any third party of a specified percentage of shares of Common Stock triggers the exercisability of such rights to purchase Common Stock, for so long as no event has occurred triggering such right to exercise) or warrants (other than the Warrant) to subscribe for or to purchase, or any options (other than stock options or stock purchases under the Company's existing or future stock option or stock purchase plans) for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such rights or warrants or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or warrants or options or upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Market Price as of the date of granting such rights or warrants or options, as the case may be, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or warrants or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or warrants or options shall (as of the date of granting of such rights or warrants or options) be deemed to be outstanding and to have been issued for such price per share (and such deemed amounts shall be used to determine the number of shares and the consideration received by the Company for purposes of adjustment under Section 11(b)). Except as provided in Section 11(e) hereof, no further adjustments of the Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or warrants or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. For the purposes of this Section 11(c), the price per share for which Common Stock is issuable upon the exercise of any such rights or warrants or options or upon conversion or exchange of any such Convertible Securities shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or warrants or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or warrants or options, plus, in the case of such rights or warrants or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or warrants or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or warrants or options.

            (d) Issuance of Convertible Securities. In case the Company shall issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Market Price determined as of the date of such issue or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share (and such deemed amounts shall be used to determine the number of shares and the consideration received by the Company for purposes of adjustment under Section 11(b)); provided, however, that (a) except as provided in Section 11(e) hereof, no further adjustments of the Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights or warrants to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Warrant Price have been or are to be made pursuant to Section 11(c) hereof, no further adjustment of the Warrant Price shall be made by reason of such issue or sale. For the purposes of this
Section 11(d), the price per share for which Common Stock is issuable upon conversion or exchange of Convertible Securities shall be determined by dividing
(i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

            (e) Change in Option Price or Conversion Rate. If the purchase price provided for in any rights or warrants or options referred to in Section 11(c) above, or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in Sections 11(c) or 11(d) above, or the rate at which any Convertible Securities referred to in Sections 11(c) or 11(d) above are convertible into or exchangeable for Common Stock, shall change (other than under or by reason of any event resulting in a change pursuant to provisions set forth in the documents governing such rights, warrants, options or Convertible Securities designed to protect against dilution, which event also results in an adjustment pursuant to this
Section 11), then the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such rights, warrants, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or warrant or right or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be increased to the Warrant Price which would have been in effect at the time of such expiration or termination had such right, warrant, option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or warrant or option referred to in Section 11(c) above, or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in Sections 11(c) or 11(d) above, or the rate at which any Convertible Securities referred to in Sections 11(c) or 11(d) above are convertible into or exchangeable for Common Stock, shall change at any time under or by reason of provisions set forth in the documents governing such rights, warrants, options or Convertible Securities designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or warrant or option or upon conversion or exchange of any such Convertible Security, the Warrant Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have obtained had such right, warrant, option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Warrant Price then in effect hereunder is thereby decreased.

            (f) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

            (g) Consideration for Stock. In case any shares of Common Stock or Convertible Securities or any rights or warrants or options to purchase any such Common Stock or Convertible Securities shall be issued or sold:

                (i) for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith;

                (ii) for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, in good faith and in the exercise of reasonable business judgment, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith, which determination shall be conclusive and which determination of valuation shall be sent in writing by the Board of Directors to the Holder, subject to Section 11(g)(v) below;

                (iii) in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value as determined reasonably and in good faith by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board of Directors may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be, subject to Section 11(g)(v) below;

                (iv) in the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation, subject to Section 11(g)(v) below and provided that, if any such calculation results in adjustment of the Warrant Price, the determination of the number of shares of Common Stock issuable upon exercise of the Warrant immediately prior to such merger, consolidation or sale, for purposes of Section 11(a), shall be made after giving effect to such adjustment of the Warrant Price;

                (v) with respect to Sections 11(g)(ii), (iii) and (iv) above (and with respect to Sections 11(j)(ii) and 11(l) below), if the fair value of the non-cash consideration the value of which is being determined exceeds $50,000, the Board of Directors of the Company shall provide written notice of its valuation to the Holder, and in the event that the Holder disagrees with such valuation, the Holder may provide written notice of such disagreement to the Company within 30 days following such notice from the Board of Directors. For a period of 15 days following the delivery of the last timely delivered notice of disagreement, the Company and the Holder shall in good faith seek to agree upon a valuation. If at the end of such 15 day period the Company and the Holder have not agreed upon a valuation, then the value of the non-cash consideration the value of which is being determined shall be determined in an arbitration conducted in the same manner as an arbitration conducted to determine Market Price as provided in Sections 11(j) and 13(j) hereof.

            (h) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            (i) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 11.

            (j) Definition of Market Price. "Market Price" shall mean:

                (i) If shares of the Common Stock are listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the Market Price shall equal the average of the daily closing prices per share of the Common Stock for the 20 consecutive trading days immediately preceding the date of public announcement of the event giving rise to adjustment under this Section 11 or, if no such public announcement is made with respect to such event, the average of the daily closing prices per share of the Common Stock for the 20 consecutive trading days immediately preceding the day as of which "Market Price" is being determined. The closing price for each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if shares of the Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares are listed or admitted to trading, of if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information.

                (ii) If such shares of Common Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the Market Price shall be determined by the Board of Directors of the Company, in good faith and in the exercise of reasonable business judgment, without taking into consideration any premium for shares representing control of the Company, any discount for any minority interest therein or any restrictions on transfer under federal and applicable state securities laws or otherwise, which determination shall be conclusive, and which determination of valuation shall be sent in writing by the Board of Directors to the registered holders of Warrants, subject to Section 11(g)(v) above.

            (k) Determination of Market Price under Certain Circumstances. Anything herein to the contrary notwithstanding, in case the Company shall issue any shares of Common Stock or Convertible Securities in connection with the acquisition by the Company of the stock or assets of any other corporation or the merger of any other corporation into the Company, the Market Price shall be determined as of the date the number of shares of Common Stock or Convertible Securities (or in the case of Convertible Securities other than stock, the aggregate principal amount of Convertible Securities) was determined (as set forth in a written agreement between the Company and the other party to the transaction) rather than on the date of issuance of such shares of Common Stock or Convertible Securities.

            (l) Certain Special Dividends. In case the Company shall declare a dividend or make any other distribution (other than a distribution referred to in Section 11(a) or 11(f)) upon the Common Stock (other than regular periodic cash dividends made out of retained earnings), then in each case the Warrant Price in effect immediately prior to the declaration of such dividend or making of such distribution shall be adjusted by multiplying the Warrant Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or distribution by a fraction the numerator of which shall be the Market Price on the date fixed for such determination less, in the case of a dividend or distribution in cash, the amount per share of Common Stock so declared or, in the case of any other dividend or distribution, the then fair market value (as determined reasonably and in good faith by the Board of Directors of the Company) of the portion of the property so distributed applicable to one share of Common Stock (subject to Section 11(g)(v) above), and the denominator of which shall be the Market Price on the date fixed for such determination, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

            (m) Certain Events. If any event occurs as to which in the reasonable opinion of the Company or the holder of this Warrant, in good faith, the other provisions of this Section 11 are not strictly applicable but the lack of any adjustment would not in the opinion of the Company or such Holder fairly protect the purchase rights of the holder of this Warrant in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant in accordance with the basic intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established in the other provisions of this Section 11, necessary to preserve, without dilution, the exercise rights of the registered holder of this Warrant. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

            (n) Corresponding Change to Number of Warrant Shares. Whenever the Warrant Price payable upon exercise of this Warrant is adjusted, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

            (o) Adjustment of Warrant Shares Upon Company Repurchase. In the event that the Company elects to repurchase any of its outstanding shares of Common Stock, the number of Warrant Shares issuable upon exercise of the Warrant shall be adjusted by multiplying (i) the total number of outstanding shares of the Company's Common Stock immediately after the repurchase by (ii) a fraction, the numerator of which is (A) the number of Warrant Shares issuable upon exercise of the Warrant immediately before the repurchase and the denominator of which is (B) the number of shares of the Company's Common Stock outstanding immediately prior to the repurchase.

            (p) Computation of Adjustments and Readjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth: (i) such adjustments and readjustments;
(ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

         12. Registration Rights. Upon exercise of this Warrant (and in connection with such exercise), the Holder shall have and be entitled to exercise the rights of registration granted under the Registration Rights Agreement of even date hereof between Holder and the Company (with respect to the Warrant Shares).

         13. MISCELLANEOUS.

            (a) Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns.

            (b) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the Holder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

            (c) Governing Law. This Warrant shall be governed by and construed for all purposes under and in accordance with the laws of the State of California.

            (d) Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (e) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Holder will not have an adequate remedy at law and where damages will not be readily ascertainable.

            (f) No Impairment of Rights. The Company will not, by amendment of its Articles of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall not take any action which results in any adjustment of the Warrant Shares if such Warrant Shares issuable after the action would exceed the total number of shares of unissued Common Stock then authorized by the Company's articles of incorporation and available for the purpose of issue upon such exercise.

            (g) Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

            (h) Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

            (i) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday in either the United States or Canada, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

            (j) Arbitration Provisions. To the fullest extent permitted by applicable law, in the event of any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance or breach of this or any action taken by the Company or the Holder hereunder, or otherwise arising out of the execution or performance hereof, including any determination of the fair market value of one share of the Company's Common Stock on the Conversion Date, such controversy, dispute or claim shall be determined by arbitration conducted in the English language in San Francisco, California in accordance with the Rules for Large Complex Cases of the American Arbitration Association as in effect on the date that demand for such arbitration is filed with the American Arbitration Association. The parties to the arbitration shall attempt to select an arbitrator from such members. If the parties to the arbitration do not agree on the selection of an arbitrator within twenty (20) days after the date demand for the arbitration is filed, an arbitrator having such experience shall be selected in accordance with such Rules of the American Arbitration Association. The arbitrator shall set forth his or her determination in writing (which shall be sent to each party to such arbitration) and shall enumerate in reasonable detail the basis of his or her determination. No party to the arbitration may seek, and the arbitrator shall not award, punitive or exemplary damages. To the fullest extent permitted by applicable law, any judgment or award rendered by the arbitrator shall be final, conclusive and binding. Judgment may be entered on any final, unappealable arbitration award by any state or federal court having jurisdiction thereof. To the fullest extent permitted by applicable law, any controversy concerning whether a dispute is an arbitrable dispute or as to the interpretation or enforceability of this Section 13(j) shall be determined by the arbitrator. The arbitration proceedings as well as the fact such proceedings occur, shall be kept confidential by the parties hereto and may only be disclosed to their personal representatives and advisors or as required by law and insofar as is necessary to confirm, correct, vacate or enforce the award. In the event of a breach of this provision, the arbitrator is expressly authorized to assess damages and each of the parties hereto consents to the expansion of the scope of arbitration for such purpose. The pendency of any arbitration under this Section 13(j) shall not relieve any party hereto of its obligations under this Warrant. To the fullest extent permitted by applicable law, if the Company or any Holder shall resort to legal proceedings for injunctive or other similar relief pending the outcome of any such arbitration proceeding or prior to the initiation thereof, such party shall not be deemed to have waived its rights to cause such matter or any other matter to be referred to arbitration pursuant to this Section 13(j). The parties intend that this provision to arbitrate be valid, enforceable and irrevocable. The designation of a situs or a governing law for this Warrant or the arbitration shall not be deemed an election to preclude application of the Federal Arbitration Act if it would be applicable. The arbitrator shall have authority in his or her discretion to grant injunctive relief, award specific performance and impose sanctions upon any party to any such arbitration. If any such arbitration pertains to a determination of the fair market value of one share of the Company's Common Stock on the Conversion Date or other valuation of property, the fees, expenses and charges of any arbitration pursuant to this Section 13(j) shall be borne (1) by the Company, if the arbitrator renders a valuation of the shares of Common Stock or such other property that is higher than the valuation rendered by the Board of Directors, or (2) by the Holder (pro rata in proportion to the number of shares of Common Stock issuable upon exercise of this Warrant if more than one person is a Holder), if the arbitrator renders a valuation of the shares of Common Stock or such other property that is equal to or less than the valuation rendered by the Board of Directors. In all other cases, the fees, expenses and charges of any such arbitration shall be allocated among the parties thereto in such manner as the arbitrator shall determine in his or her discretion. The provisions of the California Code of Civil Procedure Section 1283.05 are incorporated into this agreement to arbitrate.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  June 27, 1997



                                       APPLIED DIGITAL ACCESS, INC.,
                                       a California corporation


                                       By:    /s/ JAMES L. KEEFE
                                            ------------------------------------
                                              James L. Keefe, President

                               NOTICE OF EXERCISE

To:

         (1) The undersigned hereby elects to purchase shares of Common Stock of Applied Digital Access, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full or, in the event of cashless exercise under Section 4 of the Warrant, agrees to the withholding of shares as described thereunder.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                       -----------------------------------------
                                       [Name]


                                       -----------------------------------------
                                       [Name]


         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:



                                       -----------------------------------------
                                       [Name]


                                       -----------------------------------------


-----------------------                -----------------------------------------
[Date]                                 [Signature]

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                    Address                        No. of Shares
----------------                    -------                        -------------








and does hereby irrevocably constitute and appoint _____________
______________________ Attorney to make such transfer on the books of Applied Digital Access, Inc. maintained for the purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


DATED:
       ----------------------



                                       -----------------------------------------
                                       Signature of Holder



                                       -----------------------------------------
                                                      (Witness)